EXHIBIT 10.1

                              Disclosure Schedules
                                       to
                          Securities Purchase Agreement






(Prepared in connection with debentures and warrants dated April 22, 2003 sold by the Company to the Buyers under the Securities Purchase Agreement dated April 22, 2003 (the "2003 Securities Purchase Agreement"). Capitalized terms not defined herein shall have the meaning given to such terms in the 2003 Securities Purchase Agreement.)

                                 April 22, 2003

                                Explanatory Note

     These Disclosure Schedules relate to Palladium Communications, Inc. ("Palladium") after giving effect to the following transactions:

1. The acquisition of 100% of the outstanding capital stock of Peak Entertainment, Inc. by Palladium pursuant to the Agreement and Plan of Acquisition dated April 22, 2003.
2. Pursuant to an Asset Purchase Agreement between Palladium and Palladium Consulting Group, LLC, dated April 22, 2003, Palladium sold its assets and liabilities except for the following:
     a.   Netmart 2020, Inc., an inactive wholly-owned subsidiary
     b. Obligations under an aggregate of $215,000 in 12% convertible debentures issued by Palladium on February 28, 2002 and March 14, 2003 to the investors listed on the attached Schedule 3(c).

                                 Schedule 3(a)

                         Organization and Qualification
                         ------------------------------


The Company's new address is:

C/o J. Bartalotta
2236 New York Avenue
Scotch Plains
New Jersey
USA 07076

The Company has the following direct and indirect subsidiaries.

------------------------------- ----------------- ----------------------
Subsidiary                      Incorporated      Jurisdiction
------------------------------- ----------------- ----------------------
Peak Entertainment Ltd          November 20, 2001 UK, Global
------------------------------- ----------------- ----------------------
Jusco UK Ltd                    May 16, 2002      UK, Hong Kong - Global
------------------------------- ----------------- ----------------------
Cameo Collectibles Ltd          August 20, 2002   UK, USA
------------------------------- ----------------- ----------------------
Peak Entertainment Holdings LLC April 22, 2002    USA
------------------------------- ----------------- ----------------------
Wembley Sportsmaster Ltd        January 22, 1993  UK
------------------------------- ----------------- ----------------------
Netmart 2020, Inc.                                (Inactive)
------------------------------- ----------------- ----------------------

                                  Schedule 3(c)

                                 Capitalization
                                 --------------

Options to purchase shares of Common Stock:
------------------------------------------
No stock option plan

Warrants Outstanding, Convertible Debentures, Registration Rights,
------------------------------------------------------------------
Anti-Dilution or Price Adjustment Provisions:
---------------------------------------------

Investors                               Convertible Debentures and Warrants     Date
--------------------------------------- --------------------------------------- -----------------
AJW Partners LLC                        $65,000 and 195,000 warrants            February 28, 2002
1044 Northern Blvd. Suite 302           $4,875 and 14,625 warrants              March 14, 2003
Roslyn, New York 11576

--------------------------------------- --------------------------------------- -----------------

AJW Offshore, LTD                       $45,000 and 135,000 warrants            February 28, 2002
P.O. Box 32021 SMB                      $3,375 and 10,125 warrants              March 14, 2003
Grand Cayman, Cayman Islands, B.W.I
--------------------------------------- --------------------------------------- -----------------

AJW Qualified Partners, LLC             $1,875 and 5,625 warrants               March 14, 2003
1044 Northern Blvd. Suite 302
Roslyn, New York 11576
--------------------------------------- --------------------------------------- -----------------

New Millennium Capital Partners II, LLC $65,000 and 195,000 warrants            February 28, 2002
1044 Northern Blvd. Suite 302           $4,875 and 14,625 warrants              March 14, 2003
Roslyn, New York 11576
--------------------------------------- --------------------------------------- -----------------

Pegasus Capital Partners LLC            $25,000 and 75,000 warrants             February 28, 2002

--------------------------------------- --------------------------------------- -----------------

(ii) All of the above-referenced parties have registration rights for their securities.
(iii) All of the above-referenced securities have price adjustment provisions.

                             [As of April 22, 2003]

                                  Schedule 3(c)

                                 Capitalization
                                 --------------

     As of the date hereof, the authorized capital stock of the Company consists of (i) 900,000,000 shares of Common Stock, of which 21,190,879 shares are issued and outstanding, no shares are reserved for issuance pursuant to the Company's stock option plans, no shares are reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 104,666,667 shares are reserved for issuance upon conversion of the Debentures and the Additional Debentures; and (ii) no shares of preferred stock.

Options to purchase shares of Common Stock:
-------------------------------------------

No stock option plan


Warrants Outstanding, Convertible Debentures, Registration Rights,
------------------------------------------------------------------
Anti-Dilution or Price Adjustment Provisions:
---------------------------------------------

Investors                                Convertible Debentures and Warrants Date
--------------------------------------- ----------------------------------- -----------------
AJW Partners LLC                        $65,000 and 195,000 warrants        February 28, 2002
1044 Northern Blvd. Suite 302           $4,875 and 14,625 warrants          March 14, 2003
Roslyn, New York 11576                  $75,000 and 150,000                 April 22, 2003

--------------------------------------- ----------------------------------- -----------------

AJW Offshore, LTD                       $45,000 and 135,000 warrants        February 28, 2002
P.O. Box 32021 SMB                      $3,375 and 10,125 warrants          March 14, 2003
Grand Cayman, Cayman Islands, B.W.I     $75,000 and 150,000                 April 22, 2003
--------------------------------------- ----------------------------------- -----------------

AJW Qualified Partners, LLC             $25,000 and 75,000 warrants         February 28, 2002
1044 Northern Blvd. Suite 302           $1,875 and 5,625 warrants           March 14, 2003
Roslyn, New York 11576                  $75,000 and 150,000                 April 22, 2003
--------------------------------------- ----------------------------------- -----------------

New Millennium Capital Partners II, LLC $65,000 and 195,000 warrants        February 28, 2002
1044 Northern Blvd. Suite 302           $4,875 and 14,625 warrants          March 14, 2003
Roslyn, New York 11576                  $75,000 and 150,000                 April 22, 2003

--------------------------------------- ----------------------------------- -----------------

(ii) All of the above-referenced parties have registration rights for their securities.
(iii) All of the above-referenced securities have price adjustment provisions.

                              [As of June 20, 2003]


                                  Schedule 3(c)

                                 Capitalization
                                 --------------

     As of the date hereof, the authorized capital stock of the Company consists of (i) 900,000,000 shares of Common Stock, of which 21,190,879 shares are issued and outstanding, no shares are reserved for issuance pursuant to the Company's stock option plans, no shares are reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 104,666,667 shares are reserved for issuance upon conversion of the Debentures and the Additional Debentures; and (ii) no shares of preferred stock.

Options to purchase shares of Common Stock:
-------------------------------------------

No stock option plan


Warrants Outstanding, Convertible Debentures, Registration Rights,
------------------------------------------------------------------
Anti-Dilution or Price Adjustment Provisions:
---------------------------------------------

Investors                                Convertible Debentures and Warrants Date
---------------------------------------- ----------------------------------- -----------------
AJW Partners LLC                         $65,000 and 195,000 warrants        February 28, 2002
1044 Northern Blvd. Suite 302            $4,875 and 14,625 warrants          March 14, 2003
Roslyn, New York 11576                   $75,000 and 150,000 warrants        April 22, 2003
                                         $62,500 and 125,000 warrants        June 20, 2003

---------------------------------------- ----------------------------------- -----------------
                                         $45,000 and 135,000 warrants        February 28, 2002
AJW Offshore, LTD                        $3,375 and 10,125 warrants          March 14, 2003
P.O. Box 32021 SMB                       $75,000 and 150,000 warrants        April 22, 2003
Grand Cayman, Cayman Islands, B.W.I      $62,500 and 125,000 warrants        June 20, 2003

---------------------------------------- ----------------------------------- -----------------

AJW Qualified Partners, LLC              $25,000 and 75,000 warrants         February 28, 2002
1044 Northern Blvd. Suite 302            $1,875 and 5,625 warrants           March 14, 2003
Roslyn, New York 11576                   $75,000 and 150,000 warrants        April 22, 2003
                                         $62,500 and 125,000 warrants        June 20, 2003

---------------------------------------- ----------------------------------- -----------------

New Millennium Capital Partners II, LLC  $65,000 and 195,000 warrants        February 28, 2002
1044 Northern Blvd. Suite 302            $4,875 and 14,625 warrants          March 14, 2003
Roslyn, New York 11576                   $75,000 and 150,000 warrants        April 22, 2003
                                         $62,500 and 125,000 warrants        June 20, 2003

---------------------------------------- ----------------------------------- -----------------

(ii) All of the above-referenced parties have registration rights for their securities.
(iii) All of the above-referenced securities have price adjustment provisions.

                                  Schedule 3(f)

                                    Conflicts
                                    ---------

         This agreement may conflict with terms of the Securities Purchase Agreements February 28, 2002 and March 14, 2003 with the investors listed on
Schedule 3(c).

                                  Schedule 3(g)

                       SEC Documents; Financial Statements
                       -----------------------------------

The following reports were filed late with the SEC:

         10KSB for period end 6/30/02

         10KSB for period end 6/30/97

                                  Schedule 3(i)

                              Absence of Litigation
                              ---------------------

None

                                  Schedule 3(j)

                            Patents, Copyrights, etc.
                            -------------------------

None

                                  Schedule 3(l)

                                   Tax Status
                                   ----------

2001 Federal and State tax returns were filed late.

                                  Schedule 3(m)

                              Certain Transactions
                              --------------------

1.   Palladium owes RC Dauenhauer Management Company $56,503.31
2. Peak Entertainment entered into a License Agreement with the Shorrocks Portfolio granting use of their IP in perpetuity
3. The directors of Peak Entertainment have extended the following loans to Peak.

Directors Loan Account
----------------------

Description                                    Amount US$        Date

Cash Injection                                 240,000.00        14.03.2002

Cash Injection                                 160,000.00        11.04.2002

Payment of Stock Purchased                     243,040.00        20.05.2002

1st Payment for Acquistion (Jusco & Wembley)   199,999.00        20.06.2002

Holme Hall Rent - Due to Mr & Mrs Shorrocks    72,000.00         30.06.2002

Heywood Finance - Payment of Staff Car         7,239.312         31.12.2002

Travel Costs (Air Miles)                       67,200.00

                                  Schedule 3(s)
                                  -------------

                              Environmental Matters
                              ---------------------

None

                                  Schedule 3(t)

                                Title to Property
                                -----------------

None

                                  Schedule 4(d)
                                  -------------

                                Use of Proceeds
                                ---------------

Working Capital                     $439,000

IP Investment
Kewpie current                      $ 30,000
Mountain Sheep                      $ 40,000
IMP/Tooling/Dev.                    $ 20,000
IMP contract                        $225,000
Ken Contract                        $ 10,000
Kewpie Royalties                    $ 21,000

                  Total             $785,000